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                                                                  Exhibit 10(b)


                               CONSENT OF COUNSEL

          I hereby consent to the reference to me in Post Effective Amendment No 1 to the Registration Statement on Form N-4 of Sun Life (N.Y.) Variable Account C under the caption "Legal Matters" in the Prospectus contained therein.

                                   DAVID D. HORN, ESQ.


April 23, 1997